==============================================================================

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                       Date of Report : November 7, 1996
                       (Date of earliest event reported)

                                SUNAMERICA INC.
                         SUNAMERICA CAPITAL TRUST III
            (Exact name of registrant as specified in its charter)

                                   Maryland
                                   Delaware
                           (State of Incorporation)

     (Commission File Number)            (IRS Employer Identification No.)
               1-4618                                86-0176061
              1-4618-02                              95-6994850

            1 SunAmerica Center, Los Angeles, California 90067-6022
                   (Address of principal executive offices)

              Registrant's Telephone Number, including area code:
                                (310) 772-6000
                                (310) 772-6000


ITEM 5.        OTHER EVENTS

               Exhibits are filed herewith in connection with the issuance by SunAmerica Capital Trust III (the "Trust") of its 8.30% Trust Originated Preferred Securities pursuant to Registration Statement Nos. 333-14201 and 333-14201-01 filed by SunAmerica Inc. ("SunAmerica") and the Trust.

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS


                                   EXHIBITS

Exhibit
-------

1.3 Underwriting Agreement (Preferred Securities) dated as of November 7, 1996, among SunAmerica, the Trust and the underwriters named therein, including the SunAmerica Capital Trusts and SunAmerica Inc. Underwriting Agreement Standard Provisions (Preferred Securities), dated September 29, 1995

4.13 Amended and Restated Declaration of Trust of SunAmerica Capital Trust III dated as of November 13, 1996 among SunAmerica and the trustees of the Trust.

4.14      Form of Non-convertible Preferred Security (included in Exhibit
          4.13)

4.16 Fourth Supplemental Indenture dated as of November 13, 1996 between SunAmerica and The First National Bank of Chicago

4.17 Form of Non-convertible Junior Subordinated Debt Security (included in Exhibit 4.16)

8         Tax Opinion of Davis Polk & Wardwell

23.3      Consent of Davis Polk & Wardwell (included in Exhibit 8)



               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 SUNAMERICA, INC.


                                 By: /s/ James R. Belardi
                                     -------------------------
                                     James R. Belardi
                                     Executive Vice President



                                 SUNAMERICA CAPITAL TRUST III

                                 By:   SunAmerica, Inc.,
                                         as Sponsor


                                 By: /s/ James R. Belardi
                                     -------------------------
                                     James R. Belardi
                                     Executive Vice President




Dated:  November 7, 1996
==============================================================================